UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — December 9, 2011

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                            Other Events

Assured Guaranty Ltd. is filing this Current Report on Form 8-K to supplement (i) its Annual Report on Form 10-K for the period ended December 31, 2010, as amended by Amendment No. 1 on Form 10-K/A, with the Assured Guaranty Corp. December 31, 2010 Consolidated Financial Statements, as restated, which are attached as Exhibit 99.1 and incorporated by reference herein and (ii) its Quarterly Report on Form 10-Q for the period ended September 30, 2011 with the Assured Guaranty Corp. September 30, 2011 Consolidated Financial Statements, which are attached as Exhibit 99.2 and incorporated by reference herein.

Item 9.01                                            Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
23.1	Accountant’s Consent

99.1	Assured Guaranty Corp. December 31, 2010 Consolidated Financial Statements, as restated

99.2	Assured Guaranty Corp. September 30, 2011 Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

	By:	/s/ Robert A. Bailenson
Name: Robert A. Bailenson
Title: Chief Financial Officer

DATE: December 9, 2011

EXHIBIT INDEX

Exhibit Number	Description
23.1	Accountant’s Consent

99.1	Assured Guaranty Corp. December 31, 2010 Consolidated Financial Statements, as restated

99.2	Assured Guaranty Corp. September 30, 2011 Consolidated Financial Statements